UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016 (February 3, 2016)

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HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas (Address of principal executive offices)		75201-1507 (Zip code)
(214) 871-3555
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2016, Mark A. Plake was appointed President of Holly Logistic Services, L.L.C. (the “Company”), the ultimate general partner of Holly Energy Partners, L.P. (the “Partnership”), effective February 15, 2016.

Mr. Plake, 57, has served as Vice President, Marketing of HollyFrontier Corporation (“HFC”) since April 2011. Mr. Plake will resign from such position effective February 15, 2016. Mr. Plake previously served in various roles at Holly Corporation, including:

•	Vice President, Holly Asphalt and Government Affairs from February 2007 to April 2011,

•	Vice President, Special Projects from April 2006 to February 2007,

•	Vice President, Human Resources and Government Affairs from January 2004 to April 2006,

•	Assistant to the President and Vice President, Government Affairs from January 2003 to January 2004,

•	Manager, Human Resources from October 2000 to January 2003, and

•	Director of Special Projects from March 1999 to October 2000.

The Compensation Committee of the Board of Directors of the Company has not yet determined the material elements of Mr. Plake’s compensation. The Partnership will file an amendment to this Current Report on Form 8-K within four business days of such determination.

There are no arrangements or understandings between Mr. Plake and any other person pursuant to which he was selected as an officer. Mr. Plake does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Plake has an interest requiring disclosure under item 404(a) of Regulation S-K.

Effective February 15, 2016, Michael C. Jennings will resign from his position as President of HLS. Mr. Jennings will remain Chief Executive Officer and director of HLS and Executive Chairman of HFC.

Item 7.01. Regulation FD Disclosure.

On February 4, 2016, the Partnership issued a press release announcing the appointment of Mr. Plake as President of HLS and the resignation of Mr. Jennings as President of HLS, in each case, effective February 15, 2016. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Partnership issued February 4, 2016.*

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* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Denise C. McWatters

Name:	Denise C. McWatters
Title:	Senior Vice President and General Counsel

Date: February 4, 2016

EXHIBIT INDEX
Exhibit Number    Exhibit Title

99.1	Press release of the Partnership issued February 4, 2016.*

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* Furnished herewith.